May 6, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon International Fund

BNY Mellon U.S. Core Equity 130/30 Fund

Supplement to Statement of Additional Information
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section of the Trust's Statement of Additional Information entitled "Investments, Investment Techniques and Risks—Funds other than Money Market Funds":

BNY Mellon Asset Allocation Fund may invest in municipal securities, and BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon International Fund and BNY Mellon U.S. Core Equity 130/30 Fund may invest in emerging markets.